UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

Commission file number of the issuing entity: 333-130684-32

Morgan Stanley Capital I Trust 2007-IQ14
(Exact name of issuing entity as specified in its charter)

Commission file number of depositor: 333-130684

Morgan Stanley Capital I Inc..
(Exact name of depositor as specified in its charter)

LaSalle Bank National Association,
Morgan Stanley Mortgage Capital Holdings LLC, successor-in-interest by merger to Morgan Stanley Mortgage Capital Inc.,
Principal Commercial Funding II, LLC,
Royal Bank of Canada, and
Prudential Mortage Capital Funding, LLC
(Exact name of sponsor as specified in its charter)

Delaware	13-3291626
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1585 Broadway New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code, is (212) 761-4000

No Change
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

    Change in Control of Paying Agent.  Effective October 1, 2007, Bank of America Corporation, parent corporation of Bank of America, N.A. and Banc of America Securities LLC, has acquired ABN AMRO North America Holding Company, parent company of LaSalle Bank Corporation and LaSalle Bank National Association (“LaSalle”), from ABN AMRO Bank N.V. LaSalle is a sponsor, the paying agent, certificate registrar, authenticating agent , and custodian for the certificates offered pursuant to the Prospectus Supplement dated May 18, 2007 (the “Offered Certificates”).

SIGNATURES*
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.
Date:	October 4, 2007	By:

/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: Vice President